March 3, 2025

BNY MELLON VARIABLE INVESTMENT FUND

- Growth and Income Portfolio

Supplement to Current Statement of Additional Information

The following information supplements the portfolio manager information contained in the section of the Statement of Additional Information entitled "Certain Portfolio Manager Information":

The following table lists the number and types of accounts (including the funds) advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of the end of the last fiscal year of the funds they manage.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Julianne McHugh[1]	3	$3.2B	4	$688M	4	$459M

1 Because Ms. McHugh became a primary portfolio manager of GIP as of February 11, 2025, her information is as of December 31, 2024.

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts
Julianne McHugh	None	N/A	N/A

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year, except if otherwise indicated.

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned
Julianne McHugh[1]	GIP	None

1 Ms. McHugh became a primary portfolio manager of GIP as of February 11, 2025, and as of such date, she did not own any shares of such fund.

VIFSI-SAISTK-0325